UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 30, 2009

TRANSGENOMIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30975	911789357
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12325 Emmet Street, Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Director.

David P. Pauluzzi, a member of the Board of Directors of Transgenomic, Inc., has submitted his resignation from the Board on January 26, 2009, effective January 23, 2009.  His resignation is due to his new role as President and Chief Operating Officer of PLUS Diagnostics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2009	TRANSGENOMIC, INC.

	By:	/s/ Debra A. Schneider
Debra A. Schneider
Chief Financial Officer